United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 1, 2005
Date of Report
(Date of earliest event reported)

1-11983
(Commission file number)

FPIC Insurance Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida	59-3359111
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

225 Water Street, Suite 1400, Jacksonville, FL	32202
(Address of Principal Executive Offices)	(Zip Code)

(904) 354-2482
(Registrant’s Telephone Number, Including Area Code)

www.fpic.com
(Registrant’s Internet Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 1, 2005, the board of directors (the “Board”) of FPIC Insurance Group, Inc. (“FPIC”) authorized equity-based compensation, pursuant to FPIC’s Director Stock Option Plan (the “Plan”), for non-employee members of the Board and for certain members of the board of directors of First Professionals Insurance Company, Inc. (“First Professionals”), FPIC’s largest insurance subsidiary, subject to shareholder approval of proposed amendments to the Plan at the June 1, 2005 Annual Meeting of Shareholders. For additional information regarding equity compensation for directors authorized by FPIC’s Board, see FPIC’s Form 8-K dated April 1, 2005 filed with the United States Securities and Exchange Commission on April 7, 2005.

On June 1, 2005, shareholders of FPIC approved such amendments to the Plan at the 2005 Annual Meeting of Shareholders. A copy of the FPIC Insurance Group, Inc. Amended and Restated Director Stock Plan (formerly named the Director Stock Option Plan), as approved by shareholders of FPIC on June 1, 2005, is attached hereto as Exhibit 10(gggg) and is filed as a part of this Form 8-K.

Accordingly, 1,000 shares of full value restricted common stock, which shall fully vest on the first anniversary of the date of grant, were granted to each of the following directors of FPIC and First Professionals:

Directors of FPIC Insurance Group, Inc.
John K. Anderson, Jr.
Richard J. Bagby, M.D.
Robert O. Baratta, M.D.
M. C. Harden, III
Kenneth M. Kirschner
Terence P. McCoy, M.D.
John G. Rich
Joan D. Ruffier
Guy T. Selander, M.D.
David M. Shapiro, M.D.

Directors of First Professionals Insurance Company, Inc.
H. Raymond Klein, D.D.S.
John E. Thrasher

The aggregate total of full value restricted common stock granted to directors of FPIC and First Professionals on June 1, 2005 was 12,000 shares. A copy of the FPIC Insurance Group, Inc. Amended and Restated Director Stock Plan Restricted Stock Award Agreement is attached hereto as Exhibit 10(hhhh) and is filed as a part of this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are being filed in accordance with the provisions of Item 601 of Regulation S-K.

(c) Exhibits

Exhibit Number     Description of Exhibits

10(gggg)   FPIC Insurance Group, Inc. Amended and Restated Director Stock Plan
          as approved by shareholders of FPIC on June 1, 2005

10(hhhh)   FPIC Insurance Group, Inc. Amended and Restated Director Stock Plan
       Restricted Stock Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FPIC Insurance Group, Inc.
(Registrant)

Date: June 3, 2005	By:	/s/ John R. Byers
John R. Byers
President and Chief Executive Officer